SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K


                                 CURRENT REPORT


                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934

                        Date of Report: November 20 1997
                        (Date of earliest event reported)

         The WMC Mortgage Loan Pass-Through Certificates, Series 1997-2 issued pursuant to a Pooling and Servicing Agreement dated as of
  December 1, 1997 among Credit Suisse First Boston Mortgage Securities Corp.,
           WMC Mortgage Corp., as servicer and The First National Bank of Chicago, as Trustee


              CREDIT SUISSE FIRST BOSTON MORTGAGE SECURITIES CORP.
             (Exact name of Registrant as specified in its charter)

         Delaware                 333-29239
(State of Incorporation)     (Commission File No.)         (I.R.S. Employer
                                                          Identification No.)

     11 Madison Avenue
     New York, New York                                       10010-3629
                                                              (Zip Code)


       Registrant's Telephone Number, Including Area Code: (212) 325-2000

Item 5.  OTHER EVENTS

FILING OF COMPUTATIONAL MATERIALS.

     Pursuant to Rule 424(b) under the Securities Act of 1933, as amended, Credit Suisse First Boston Mortgage Securities Corp. (the "Depositor") is filing a prospectus and prospectus supplement with the Securities and Exchange Commission relating to WMC Mortgage Loan Pass-Through Certificates, Series 1997-2.

     In connection with the offering of the WMC Mortgage Loan Pass-Through Certificates, Series 1997-2, Credit Suisse First Boston Corporation prepared certain materials (the "Computational Materials") which were distributed by Credit Suisse First Boston Corporation and NationsBanc Montgomery Securities, Inc. (collectively, the "Underwriters") to their potential investors. WMC Mortgage Corp. provided the Depositor and the Underwriters with certain information regarding the characteristics of the mortgage loans in the related portfolio, and the Depositor did not participate in the preparation of the Computational Materials. The Computational Materials are attached hereto as
Exhibit 99.1.

Item 7.  FINANCIAL STATEMENTS, PRO FORMA FINANCIAL
         INFORMATION AND EXHIBITS.

(c)      Exhibits:

              EXHIBIT NO.

              99.1  Computational Materials of Credit
                    Suisse First Boston  Corporation and
                    NationsBanc Montgomery Securities, Inc.

                                   Signatures

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Current Report on Form 8-K to be signed on its behalf by the undersigned hereunto duly authorized.


                                       CREDIT SUISSE FIRST BOSTON
                                       MORTGAGE SECURITIES CORP.



                                       By: /S/ NITA S. CHERRY
                                           Name:  Nita S. Cherry
                                           Title: Vice President

Dated:

                                  EXHIBIT INDEX


EXHIBIT NUMBER     DESCRIPTION

   99.1            Computational Materials of Credit Suisse
                   First Boston Corporation and NationsBanc
                   Montgomery Securities, Inc.